KINETICS MUTUAL FUNDS, INC. – THE FUNDS THE KINETICS SPIN-OFF AND CORPORATE RESTRUCTURING FUND
SCHEDULE OF INVESTMENTS
September 30, 2024 (Unaudited)

COMMON STOCKS - 90.4%	Shares	Value
Accommodation - 1.7%
Civeo Corp.	20,200	$553,480

Broadcasting (except Internet) - 0.2%
Atlanta Braves Holdings, Inc. - Class C (a)	1,694	67,421

Chemical Manufacturing - 0.2%
Prestige Consumer Healthcare, Inc. (a)	797	57,464

Diversified Real Estate Activities - 0.8%
PrairieSky Royalty Ltd.	12,000	243,913

Electric Power Generation, Transmission and Distribution - 0.0%(b)
GE Vernova, Inc. (a)	25	6,374

Funds, Trusts, and Other Financial Vehicles - 0.0%(b)
Mesabi Trust	550	12,457

Machinery Manufacturing - 0.1%
General Electric Co.	100	18,858

Management of Companies and Enterprises - 4.0%
Associated Capital Group, Inc. - Class A	34,300	1,214,906
Galaxy Digital Holdings Ltd. (a)	3,600	46,209
White Mountains Insurance Group Ltd.	4	6,785
		1,267,900
Media - 0.0%(b)
Toei Animation Co. Ltd.	200	4,209

Media Streaming Distribution Services, Social Networks, and Other Media Networks and Content Providers - 0.7%
Liberty Media Corp.-Liberty Formula One - Class A (a)	3,000	214,590
Liberty Media Corp.-Liberty Live - Class A (a)	100	4,951
		219,541
Mining (except Oil and Gas) - 0.0%(b)
Knife River Corp. (a)	100	8,939

Miscellaneous Manufacturing - 6.9%
CSW Industrials, Inc.	6,000	2,198,340

Nonmetallic Mineral Mining and Quarrying - 0.0%(b)
Anglo American PLC - ADR	4	65

Nonmetallic Mineral Product Manufacturing - 0.1%
Eagle Materials, Inc.	106	30,491

Office Administrative Services - 0.0%(b)
DigitalBridge Group, Inc.	32	452

Offices of Real Estate Agents and Brokers - 2.7%
Landbridge Co. LLC - Class A (a)	21,800	852,816

Oil and Gas Extraction - 68.8%(c)
Texas Pacific Land Corp. (d)	24,905	22,034,450

Other Financial Investment Activities - 3.2%
Bakkt Holdings, Inc. (a)	5,180	49,573
GAMCO Investors, Inc. - Class A	39,300	962,457
Seaport Entertainment Group, Inc. (a)	188	5,155
		1,017,185
Other Investment Pools and Funds - 0.1%
Urbana Corp.	6,234	24,937
Urbana Corp. - Class A	1,600	6,294
		31,231
Real Estate - 0.9%
DREAM Unlimited Corp. (a)	7,200	179,567
Howard Hughes Holdings, Inc. (a)	1,600	123,888
		303,455
Support Activities for Mining - 0.0%(b)
Liberty Energy, Inc.	412	7,865
TOTAL COMMON STOCKS (Cost $3,944,284)		28,936,906

CLOSED END FUNDS - 0.3%	Shares	Value
Capital Southwest Corp.	3,200	80,928
TOTAL CLOSED END FUNDS (Cost $46,884)		80,928

UNIT INVESTMENT TRUSTS - 0.1%	Shares	Value
Grayscale Bitcoin Cash Trust (BCH) - Restricted (a)(e)	6,073	38,624
Grayscale Bitcoin Mini Trust BTC (a)	118	664
Grayscale Bitcoin Trust BTC (a)	60	3,030
TOTAL UNIT INVESTMENT TRUSTS (Cost $27,576)		42,318

EXCHANGE TRADED FUNDS - 0.0%(b)	Shares	Value
iShares Bitcoin Trust ETF (a)	146	5,275
TOTAL EXCHANGE TRADED FUNDS (Cost $5,257)		5,275

TOTAL INVESTMENTS - 90.8% (Cost $4,024,001)		29,065,427
Money Market Deposit Account - 9.0% (f)		2,882,120
Other Assets in Excess of Liabilities - 0.2%		58,334
TOTAL NET ASSETS - 100.0%		$32,005,881

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $38,624 or 0.1% of net assets as of September 30, 2024.

(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily.
The rate as of September 30, 2024 was 4.74%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange- traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2024, 1.03%, 0.28%, 0.62%, and 0.12% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Spin-Off Fund, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin- off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Kinetics Spin-Off and Corporate Restructuring Fund

The following is a summary of the inputs used to value The Kinetics Spin-Off and Corporate Restructuring Fund's net assets as of September 30, 2024:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$28,757,339	$179,567	$-	$28,936,906
Closed-End Funds	80,928	-	-	80,928
Unit Investment Trust	3,694	-	38,624	42,318
Exchange Traded Funds	5,275	-	-	5,275
Total Investments in Securities	$28,847,236	$179,567	$38,624	$29,065,427

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Securities
Balance as of December 31, 2023	$-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	38,624
Balance as of September 30, 2024	$38,624

Description	Fair Value at 9/30/2024	Valuation Techniques	Unobservable Input	Range**
Common Stocks	$ 38,624	Market Approach	Precedent Transaction	$4.04 - $8.04

^    See Consolidated Portfolio of Investments for breakout of investments by industry classification.
** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.